UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  December 5, 2005
__________________________

GENIUS PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	0-27915	33-0852923
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

740 Lomas Santa Fe, Suite 210
Solana Beach, California 92075
(Address of Principal Executive Offices) (Zip Code)

(858) 793-8840
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

On December 5, 2005, Genius Products, Inc. (the “Company”) entered into a Securities Purchase Agreement with certain institutional investors related to the private placement of 16,000,000 shares of its common stock, par value $0.0001 per share (“Common Stock”), and five-year warrants to purchase 4,800,000 shares of Common Stock with an exercise price of $2.40 per share. The transaction closed on December 6, 2005 and the Company realized gross proceeds of $32 million from the financing, before deducting commissions and other expenses. The proceeds from the offering will provide working capital to fund new ventures as well as content acquisitions. Roth Capital Partners, LLC acted as financial advisor and placement agent for the financing.

The Company is obligated to register for resale the shares of Common Stock issued in the private placement and issuable upon exercise of the warrants on a registration statement to be filed within 45 days after the closing of the financing. The Company agreed to cause the registration statement to become effective by the earliest of (i) 90 days from the date that the Company is notified by the SEC that the proxy statement filed by the Company in connection with its proposed transaction with The Weinstein Company LLC will not be reviewed or is no longer subject to further review and comment by the SEC, (ii) the fifth trading day following the date on which the Company is notified by the SEC that the registration statement will not be reviewed or is no longer subject to further review and comments, and (iii) March 1, 2006. Failure to file a registration statement or for it to become effective within the required timeframes will result in the payment of liquidated damages to the purchasers.

The forms of definitive agreements relating to the private placement are furnished as exhibits to this Report. The preceding descriptions of the definitive agreements are summary in nature and do not purport to be complete. This summary should be read in connection with the exhibits hereto.

Item 3.02.  Unregistered Sales of Equity Securities

The disclosure under Item 1.01 of this Report is hereby incorporated herein by reference.

The sale of securities referenced in Item 1.01 of this Report have not been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws, and were sold in a private transaction exempt from registration pursuant to Section 4(2) of the Act and Regulation D promulgated thereunder.
Item 9.01.     Financial Statements and Exhibits.

(c)   Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS PRODUCTS, INC.

Date: December 7, 2005	By:	/s/ Trevor Drinkwater
Trevor Drinkwater Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Form of Securities Purchase Agreement, dated December 5, 2005
99.2	Form of Registration Rights Agreement, dated December 6, 2005
99.3	Form of Warrant, dated December 6, 2005